                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                       Remington Oil and Gas Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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

REMINGTON OIL AND GAS
CORPORATION

Proxy Statement and
Notice of Annual Meeting

LETTER TO OUR STOCKHOLDERS

To Our Stockholders:

      It cannot be said any other way but that 1999 was a tremendous success from an operations standpoint! Indeed, 2000 is showing even more progress. It is with this enthusiasm that I invite all of our Stockholders to our Annual Meeting on June 16, 2000, to learn more of our successes of the past and our promise for the future. This proxy statement and proxy card are sent to you in connection with the Annual Meeting. Also enclosed is a copy of our annual report.

      Please vote as soon as possible. We look forward to seeing you at the Annual Meeting.

                                            Sincerely,

                                            /s/ David H. Hawk

                                            David H. Hawk
                                            Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS-
JUNE 16, 2000

TIME

9:00 a.m. CDT, on Friday, June 16, 2000

PLACE

The Melrose Hotel
The Ballroom
3015 Oak Lawn Avenue
Dallas, Texas 75219

BUSINESS

(1) Elect 9 members of the Board of Directors,
(2) Ratify Arthur Andersen LLP as the company's independent accountants for 2000, and
(3) Transact all other business that may properly come before the meeting.

DOCUMENTS

The Proxy Statement, proxy card, and Remington Oil and Gas Corporation's 1999 Annual Report are included in this mailing.

RECORD DATE

Stockholders owning common stock of the company at the close of business on May 15, 2000, are entitled to vote at the Annual Meeting.

VOTING

Even if you plan to attend the meeting in person, please provide us your voting instructions by marking, signing and dating the proxy card and returning it in the enclosed postage-paid envelope.

BY ORDER OF THE
BOARD OF DIRECTORS -- May 19, 2000

/s/ J. Burke Asher

J. Burke Asher
Secretary

TABLE OF CONTENTS

Questions and Answers.......................................      1
Proposals...................................................      2
Corporate Governance -- Our Directors and Officers..........      3
Corporate Governance -- Board Compensation and Committees...      8
Executive Compensation......................................      9
Stock Option Plans..........................................     10
Pension Plans...............................................     12
Change in Control Arrangements..............................     13
Board Compensation Committee Report on Executive
  Compensation..............................................     15
Performance Graph...........................................     17
Security Ownership of Certain Beneficial Owners and
  Management -- Ownership of Certain Beneficial Owners......     18
Security Ownership of Certain Beneficial Owners and
  Management -- Ownership of Management.....................     18
Certain Relationships and Related Transactions..............     19
Audit Committee Charter.....................................     20

                                       (i)

QUESTIONS AND ANSWERS

Q: WHY AM I RECEIVING THIS PROXY STATEMENT AND CARD?
A: The Board of Directors of Remington Oil and Gas Corporation is soliciting your proxy for the 2000 Annual Meeting of Stockholders and any adjournments or postponements thereof. The meeting will be held at 9:00 a.m. CDT on Friday, June 16, 2000, in The Ballroom of the Melrose Hotel, 3015 Oak Lawn Avenue, Dallas, Texas. This Proxy Statement and card are initially being provided to stockholders on or about May 19, 2000.

Q: WHAT AM I VOTING ON?
A: Re-election of the Board of Directors and ratification of Arthur Andersen LLP as the company's independent accountants for 2000.

Q. WHO IS ENTITLED TO VOTE?
A: Stockholders as of the close of business on May 15, 2000. Each share of common stock is entitled to one vote. As of May 15, 2000, there were 21,502,181 shares of Remington common stock outstanding.

Q: HOW DO I GIVE VOTING INSTRUCTIONS?
A: You may attend the meeting and vote and give instructions in person or by mail. Instructions are on the proxy card. The persons named on the proxy card will vote all properly executed proxies that are delivered pursuant to this solicitation and not subsequently revoked in accordance with the instructions given by you.

Q: MAY I CHANGE MY VOTE?
A: Yes, you may revoke your proxy by submitting a subsequent proxy or by written request received by the company's secretary before the meeting. The company's executive offices are located at 8201 Preston Road, Suite 600, Dallas, Texas 75225-6211. The telephone number is (214) 210-2650.

Q: HOW DO I VOTE IF I HOLD MY STOCK THROUGH A BROKER, BANK OR OTHER NOMINEE?
A: Only stockholders of record as of May 15, 2000, are entitled to vote. If you hold your shares through a broker, bank, or other nominee, you hold your shares in "street name." You most likely will receive a request for voting instructions from the record holder through whom you hold your shares. Follow the instructions in such a request in order for the record holder to follow your voting wishes.

Q: WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?
A: You will receive a proxy card for each account that you have. Please vote proxies for all accounts to ensure that all your shares are voted.

Q: WHAT CONSTITUTES A QUORUM?
A: A majority of the outstanding shares of the company must be represented at the meeting, whether in person or by proxy, for there to be a quorum for the meeting. For purposes of determining the existence of a quorum so that business may be conducted at the meeting, abstentions are counted as are properly executed proxies which withhold voting authority on any matter. Abstentions for purposes of tabulating the vote have the same effect as a vote against any or all of the proposals as does a proxy withholding voting authority.

Q: HOW DO STOCKHOLDERS MAKE PROPOSALS, INCLUDING DIRECTOR NOMINATIONS, FOR THE ANNUAL MEETING?
A: The deadline for submitting stockholder proposals for the 2000 Annual Meeting was March 2, 2000. No stockholder proposals were received as of that date.

Q: WHO PAYS THE EXPENSE OF SOLICITING PROXIES?
A: The company pays the cost of soliciting proxies. The officers or other employees of the company or its subsidiaries may solicit proxies to have a larger representation at the meeting.

Q: ARE THERE ANY OTHER MATTERS WHICH MAY BE BROUGHT BEFORE THE MEETING?
A: The Board of Directors knows of no matters other than the two proposals discussed in this Proxy Statement to be brought before the meeting.

PROPOSALS

- PROPOSAL NO. 1     RE-ELECTION OF DIRECTORS

- The Nominating Committee of the Board of Directors presents the following nominees for re-election:

- Don D. Box (age 49, director since 1991)
- John E. Goble, Jr. (age 53, director since 1997)
- William E. Greenwood (age 61, director since 1997)
- David H. Hawk (age 55, director since 1997)
- James Arthur Lyle (age 54, director since 1997)
- David E. Preng (age 53, director since 1997)
- Thomas W. Rollins (age 69, director since 1996)
- Alan C. Shapiro (age 54, director since 1994)
- James A. Watt (age 50, director since 1997)

- The nominees constitute the current Board of Directors, and each has consented to serve until the Annual Meeting in the year 2001.

- If any director is unable to stand for re-election, the Board may provide for a lesser number of directors or the Nominations Committee may designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute director.

- The affirmative vote of a plurality of shares present and entitled to vote is required for the election of directors.

- The Board of Directors recommends a vote "For" the nominees listed in Proposal No. 1.

- PROPOSAL NO. 2     RATIFICATION OF ACCOUNTANTS

- The Board of Directors has selected Arthur Andersen LLP as our independent accountants for 2000. Arthur Andersen is an international firm of certified public accountants and has been retained by us since 1996. A representative of Arthur Andersen is expected to be present at the Annual Meeting to answer appropriate questions from stockholders.

- The Board of Directors recommends a vote "For" the ratification of Arthur Andersen LLP as the company's independent accountants for 2000. The affirmative vote of a majority of the shares present at the meeting, by proxy or in person, is required for approval of Proposal No. 2.

CORPORATE GOVERNANCE-
OUR DIRECTORS AND OFFICERS

DON D. BOX  Age 49

Positions with us:
- Director since March 1991
- Executive Vice President since October 1997
- Chairman of the Board January 1994-October 1997
- Chief Executive Officer August 1996-October 1997
- President August 1996-March 1997
- Director, Corporate Development March 1994-January 1995

Positions with our affiliates:
- CKB Petroleum, Inc.
  -- Vice President since September 1997
  -- Director August 1982-September 1997
  -- President August 1982-September 1997
- CKB & Associates, Inc.
  -- Vice President since May 1981
  -- Director May 1981-September 1997
- S-Sixteen Holding Company (formerly Box Brothers Holding Company)
  -- Director December 1981-September 1997
  -- President December 1981-February 1996, April 1997-September 1997
  -- Vice President February 1996-April 1997, September 1997-December 1998

Outside directorships
- Authoriszer, Inc.

Education
- Bachelor of Arts -- University of Pennsylvania
- Bachelor of Science in Economics -- The Wharton School of the University of Pennsylvania
- Masters of Business Administration -- Southern Methodist University

JOHN E. GOBLE, JR., CPA  Age: 53

Positions with us:
- Director since April 1997
- Member -- Audit Committee

Employment:
- Byrd Investments -- Investment and financial advisor since 1986

Outside Directorships:
- Miracle of Pentecost Foundation

Education:
- Bachelor of Business Administration -- Southern Methodist University

Professional:
- Member -- American Institute of Certified Public Accountants and Texas Society of Certified Public Accountants

WILLIAM E. GREENWOOD  Age: 61

Positions with us:
- Director since April 1997
- Member -- Audit Committee
- Member -- Compensation Committee

CORPORATE GOVERNANCE-
OUR DIRECTORS AND OFFICERS - CONTINUED

Employment:
- Consultant since 1995
- Director and Chief Operating Officer -- Burlington Northern Railroad Corporation from 1990 until 1994

Outside Directorships:
- AmeriTruck Distribution Corporation
- Mark VII, Inc.
- Transport Dynamics, Inc.
- President -- Mendota Museum and Historical Society

Education:
- Bachelor of Science -- Marquette University

DAVID H. HAWK  Age: 55

Positions with us:
- Director since September 1997
- Chairman of the Board since October 1997
- Member -- Executive Committee

Employment:
- J.R. Simplot Company -- Director, Energy Natural Resources since 1984
- Previously employed with Atlantic Richfield Company and Tenneco Inc. as an Exploration Geologist
- Prior executive positions with IGC Production Company, Sundance Oil Company and Horn Resources Corporation

Education:
- Bachelor of Science in Geology and Distinguished Graduate
  Medalist -- University of Idaho
- Master of Science in Geology -- University of Oklahoma

JAMES ARTHUR LYLE, CCIM  Age: 54

Current positions with us:
- Director since September 1997
- Member -- Compensation Committee

Employment:
- Owner -- James Arthur Lyle & Associates, Inc., a commercial, industrial and investment real estate firm, since 1976

Outside directorships:
- Director, Chief Operating Officer and President since 1984 -- Hueco Mountain Estates, Inc., a 10,500 acre multi-use real estate development located in El Paso County, Texas

Education:

- Bachelor of Science in Industrial Management -- Georgia Institute of
  Technology

DAVID E. PRENG  Age: 53

Position with us:
- Director since April 1997
- Chairman -- Compensation Committee

Employment:
- Chief Executive Officer and President since 1980 -- Preng and Associates, Inc., an international executive search firm specializing in the energy industry

CORPORATE GOVERNANCE-
OUR DIRECTORS AND OFFICERS - CONTINUED

Outside directorships:
- Director -- Citizens National Bank of Texas
- Director -- British American Business Council
- Fellow -- Institute of Directors

Education:
- Bachelor of Science in Business Administration -- Marquette University
- Master of Business Administration -- DePaul University

THOMAS W. ROLLINS  Age: 69

Positions with us:
- Director since July 1996
- Member -- Executive Committee

Employment:
- Chief Executive Officer since 1985 -- Rollins Resources, a natural gas and oil consulting firm
- Previously President and Chief Executive Officer -- Park Avenue Exploration Corporation, an oil and gas exploration firm and a subsidiary of USF&G Corporation
- Previously held executive positions and/or directorships with Shell Oil Company, Pennzoil Company, Florida Gas Transmission Company, Pogo Producing Company, Magma Copper Company and Felmont Oil Corporation.

Outside directorships:
- Director -- Enron Cash Company #2
- Director -- Pheasant Ridge Winery
- Director -- The Teaching Company
- Director -- Nature Conservancy of Texas

Education:
- Geological Engineering Degree and Distinguished Graduate Medalist -- The Colorado School of Mines

ALAN C. SHAPIRO  Age: 54

Positions with us:
- Director since May 1994
- Chairman -- Audit Committee

Employment:
- The Ivadelle and Theodore Johnson Professor of Banking and Finance in the Department of Finance and Business Economics, Marshall School of Business, University of Southern California, since 1992
- Previously Chairman of the Department of Finance and Business Economics, University of Southern California, 1993 -- 1998
- Frequent consultant and/or expert witness to business and government

Publications:
- Multinational Financial Management, a best selling textbook used in MBA programs worldwide
- Numerous other books and articles

Education:
- Bachelor of Arts in Mathematics -- Rice University
- Ph.D. in Economics -- Carnegie Mellon University

CORPORATE GOVERNANCE-
OUR DIRECTORS AND OFFICERS - CONTINUED

JAMES A. WATT  Age: 50

Positions with us:

- President and Chief Operating Officer from March 1997
- Chief Executive Officer since February 1998
- Director since September 1997
- Member -- Executive Committee

Positions with our Affiliates:
- CKB Petroleum, Inc.
  -- Director and President since January 1999
- CKB & Associates, Inc.
  -- Director and President since January 1999

Previous employment highlights:
- Vice President/Exploration -- Seagull E&P, Inc., 1993-1997
- Vice President/Exploration and Exploitation -- Nerco Oil & Gas, Inc.,
  1991-1993

Education:
- Bachelor of Science in Physics -- Rensselaer Polytechnic Institute

ROBERT P. MURPHY  Age: 41

Positions with us:
- Senior Vice President/Exploration & Production since July 1999
- Vice President/Exploration, January 1998-June 1999

Previous employment:
- Director -- Cairn Energy USA, Inc., May 1996-November 1997
- Vice President -- Exploration -- Cairn Energy USA, March 1993-January 1998
- Exploration Geologist -- Cairn Energy USA, 1990-March 1993
- Exploration Geologist -- Enserch Exploration, 1984-1990

Education:
- Bachelor of Science in Geology -- The University of Texas at Austin
- Master of Science in Geosciences -- The University of Texas at Dallas

STEVEN J. CRAIG  Age: 48

Positions with us:
- Senior Vice President/Planning and Administration since April 1997
- Administrative Assistant to the Chairman, August 1996 to April 1997
- Vice President, February 1994-March 1995

Positions with our affiliates:
- CKB Petroleum, Inc.
  -- Director and Vice President since January 1999
  -- Vice President and Assistant Treasurer, March 1997-October 1997 -- Director, March 1997-August 1997
  -- Assistant Treasurer and Controller, March 1996-March 1997
- CKB & Associates, Inc.
  -- Director and Vice President since January 1999
  -- Vice President and Assistant Treasurer, March 1997-October 1997 -- Director, March 1997-August 1997
  -- Assistant Treasurer and Controller, March 1996-March 1997

CORPORATE GOVERNANCE-
OUR DIRECTORS AND OFFICERS - CONTINUED

- S-Sixteen Holding Company (formerly Box Brothers Holding Company)
  -- Vice President and Assistant Treasurer, March 1997-October 1997
  -- Director, March 1997-August 1997
  -- Chief Financial Officer and Assistant Treasurer, May 1996-March 1997

Previous Employment:
- Self Employed -- Real Estate and Consulting, 1992-1994, March 1995-March 1996

Education:
- Bachelor of Arts in Economics -- Southern Methodist University
- Master of Business Administration in Finance and Quantitative
  Analysis -- Southern Methodist University

J. BURKE ASHER  Age: 59

Positions with us:
- Vice President/Finance since December 1997
- Secretary since October 1996
- Chief Accounting Officer, September 1996-December 1997

Positions with our affiliates:
- CKB Petroleum
  -- Treasurer and Assistant Secretary since March 1997
  -- Director, March 1997-April 1997
- CKB & Associates
  -- Treasurer and Assistant Secretary since March 1997
  -- Director, March 1997-August 1997
- S-Sixteen Holding Company (formerly Box Brothers Holding Company) -- Treasurer and Assistant Secretary, March 1997-December 1998
  -- Director, March 1997-August 1997

Previous employment:
- Self employed financial consultant and advisor, 1987-1996
- Controller -- Doty-Moore Tower Services, Inc., a contractor to the communications industry, 1993-1995

Education:
- Bachelor of Science in Economics -- The Wharton School of the University of Pennsylvania

EDWARD V. HOWARD, CPA  Age: 37

Positions with us:
- Vice President/Controller since March 1992
- Senior Accountant, October 1989-March 1992
- Assistant Secretary since October 1997

Education:
- Bachelor of Business Administration -- West Texas State University

Except for Mr. Rollins' consulting practice, no director has a significant personal interest in the exploration, development or production of oil and gas. Mr. Rollins is required to abstain on matters in which there may be a conflict of interest between us and one of his clients.

CORPORATE GOVERNANCE-
BOARD COMPENSATION AND COMMITTEES

- BOARD COMPENSATION

- Only non-employee directors are compensated for Board service. The pay components include:

- Annual retainer of $20,000

- Meeting fee of $1,000 per meeting attended

- Committee meeting fee of $750 per meeting attended if meeting on a day in which full Board meeting is not held

- Directors are entitled to reimbursement for out-of-pocket expenses related to their services as directors

- We provide directors with directors and officers liability insurance and indemnification to the degree allowed by law

- Under the Director's Stock Purchase Plan described in more detail below, a director may elect to receive all or a portion of his Board Compensation in the company's common stock

- The Board of Directors held four meetings in 1999. All directors attended at least 75% of the meetings

- In 1999 we paid Rollins Resources, a proprietorship owned by director Thomas
  W. Rollins, $1,500 for consulting fees.

NON-EMPLOYEE DIRECTOR STOCK PURCHASE PLAN

- Adopted December 4, 1997

- Each non-employee director may, once a year, elect to receive all or part of his board compensation in our common stock

- The number of shares received equals 150% of the cash amount of compensation divided by the closing market price of our common stock on the day the cash fees would be payable

- Shares received under this plan may not be transferred for one year after issuance

- Shares may be transferred earlier than one year based on a director's death, disability or departure from the board

- During the restricted transfer period, the director may vote the stock and receive any dividends

- The board may terminate this plan at any time

- Shares received under plan for 1999:

  -- John E. Goble,     4,440 shares in lieu of $12,000
     Jr.                cash
  -- James Arthur       7,399 shares in lieu of $20,000
     Lyle               cash
  -- David E. Preng     9,598 shares in lieu of $26,250
                        cash
  -- Thomas W.          7,399 shares in lieu of $20,000
     Rollins            cash
  -- Alan C. Shapiro    8,880 shares in lieu of $24,000
                        cash

DIRECTOR STOCK OPTIONS

- Non-employee directors may participate in the 1997 Stock Option Plan (see page
  10)

- Non-employee directors may be granted only non-qualified options

- In 1999 each non-employee director was granted options to purchase 10,000 shares of common stock at an exercise price of $4.25 per share, with an expiration date of 12/09/09.

- BOARD COMMITTEES

- Audit Committee:

- Members are Mr. Goble, Mr. Greenwood, and Dr. Shapiro

- Met one time in 1999

- The Audit Committee and its functions are governed by an Audit Committee Charter adopted by our board of directors. The Audit Committee Charter is set forth on pages 20 through 23 of this Proxy Statement.

- Compensation Committee:

- Members are Mr. Preng, Mr. Lyle, and Mr. Greenwood

- Met three times in 1999

- Evaluates performance of executive officers and approves their compensation

- Approves compensation for other employees

- Administers the company's long-term incentive compensation plans

- Oversight responsibility for company's pension and 401K plans

- Executive Committee:

- Members are Mr. Hawk, Mr. Watt, and Mr. Rollins

- Did not meet in 1999

- Has authority to perform powers of the Board of Directors except those relating to amending the Certificate of Incorporation, declaring dividends, adopting a merger agreement, recommending to the stockholders a sale or dissolution of the company, removing or indemnifying directors, and amending the By-Laws

- From time to time, other committees of the Board of Directors may be established for special purposes.

EXECUTIVE COMPENSATION

The following table summarizes the compensation paid by the company during 1999, 1998, and 1997 to the company's Chief Executive Officer and its four most highly compensated executive officers, other than the Chief Executive Officer, whose total annual salary and bonus in 1999 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                    --------------------------------   --------------------------------------
                                          ANNUAL COMPENSATION                  LONG-TERM COMPENSATION
                                    --------------------------------   --------------------------------------
                                                                                    SECURITIES
                                                           OTHER       RESTRICTED   UNDERLYING
                                                           ANNUAL        STOCK       OPTIONS/     ALL OTHER
NAME AND                   FISCAL   SALARY     BONUS    COMPENSATION     AWARDS       SAR'S      COMPENSATION
PRINCIPAL POSITION          YEAR      ($)       ($)        ($)(1)         ($)          (#)           ($)
------------------         ------   -------   -------   ------------   ----------   ----------   ------------
James A. Watt............   1999    260,004   156,000        --               --      80,000          695(7)
  President and Chief       1998    250,006    70,000        --               --     130,000          174(7)
  Executive Officer(2)      1997    166,250   100,000        --        112,500(3)    100,000      148,039(4)
Don D. Box...............   1999    160,004     8,000        --               --      20,000          299(7)
  Executive Vice            1998    200,004        --        --               --      40,000          174(7)
  President(5)              1997    183,335        --        --               --     100,000        2,884(6)
Robert P. Murphy.........   1999    168,108    52,500        --               --      45,000          257(7)
  Senior Vice President/    1998    146,260    30,000        --               --      80,000           62(7)
  Exploration and           1997         --        --        --               --          --             --
  Production
Steven J. Craig..........   1999    114,708    27,500        --               --      25,000          390(7)
  Senior Vice President/    1998    110,259    20,000        --               --      40,000          174(7)
  Planning and              1997    100,008    15,000        --               --      20,000          177(7)
  Administration
J. Burke Asher...........   1999    109,200    26,200        --               --      25,000        1,008(7)
  Vice President/Finance    1998    105,000    19,000        --               --      35,000          450(7)
  and Secretary             1997     95,004    15,000        --               --      20,000          450(7)

---------------

(1) No amount is included as it is less than 10% of the total salary and bonus of the individual for the year.

(2) James A. Watt served as President and Chief Operating Officer from March 17, 1997, and on February 4, 1998, he was appointed Chief Executive Officer.

(3) At December 31, 1999, Mr. Watt held 9,000 restricted shares of common stock with a value of $34,875. The total number of restricted shares awarded effective March 17, 1997, was 15,000, which vest 20% per year from the effective date. If any dividends are paid to holders of common stock, Mr. Watt's restricted shares will be entitled to receive dividends.

(4) This amount includes a signing bonus of $25,000, reimbursed relocation expenses of $122,892, and $147 for group term life insurance premiums paid by the company.

(5) Don D. Box served as Chairman of the Board from January 1994 to October 1997 and as Chief Executive Officer from August 1996 to October 1997. He served as President from August 1996 until March 1997.

(6) Of this amount, $2,722 is for director's fees and $162 is for group term life insurance premiums paid by the company.

(7) These amounts are for group term life insurance premiums paid by the company.

See "Change in Control Arrangements" on pages 13 through 14.

STOCK OPTION PLANS

We have stock option plans for our employees and directors because we believe these options act as both an incentive and a reward for the long-term growth of our company. The core of our stock option program is the 1997 stock option plan. Both directors and employees are eligible for options under this plan. Significant attributes of the 1997 plan include the following:

- Administered by the Compensation Committee of our board of directors.

- Up to 2,750,000 shares of our common stock may be issued under the plan.

- Up to 687,500 shares may be issued to any single individual.

- Both qualified incentive and non-qualified options may be issued.

- The plan terminates December 4, 2007.

The importance of whether an option is granted as a qualified incentive option or a non-qualified option is mainly tax driven. If an option is an incentive option, the exercise price can be no less than the fair market value on the date of grant. Additional details concerning the 1997 stock option plan are contained in the plan itself. For a copy of the plan, call Investor Relations at (214) 210-2650.

We also have a 1992 stock option plan but no options are outstanding under this plan. As of September 30, 1999, the employees who held the 28,500 options then outstanding terminated their rights to the 1992 options and received an equal number of 1997 plan options. The exercise price of these new options, which is considerably lower than the 1992 options, equals the closing price of the stock as of September 30, 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                        INDIVIDUAL GRANTS
                                        -------------------------------------------------
                                                      PERCENT OF
                                        NUMBER OF       TOTAL
                                        SECURITIES     OPTIONS
                                        UNDERLYING    GRANTED TO    EXERCISE                 GRANT DATE
                                         OPTIONS     EMPLOYEES IN    PRICE     EXPIRATION   PRESENT VALUE
NAME                                     GRANTED     FISCAL YEAR    $/SHARE       DATE          $(1)
----                                    ----------   ------------   --------   ----------   -------------
James A. Watt.........................    80,000        25.81%       4.250      12/06/09       249,920
Don D. Box............................    20,000         6.44%       4.250      12/06/09        62,480
Robert P. Murphy......................    45,000        14.49%       4.250      12/06/09       140,580
Steven J. Craig.......................    25,000         8.05%       4.250      12/06/09        78,100
J. Burke Asher........................    25,000         8.05%       4.250      12/06/09        78,100

---------------

(1) We determined these values using the Black-Scholes option pricing model with the following assumptions: stock price volatility of 56.82%; interest rate based on the yield to maturity of a 10-year Treasury security; exercise in the tenth year; and a dividend rate of zero. We made no adjustments for nontransferability or risk of forfeiture. Our use of this model does not constitute an endorsement or an acknowledgment that such model can accurately determine the value of options. No assurance can be given that the actual value, if any, realized by an executive upon the exercise of these options will approximate the estimated values calculated by using the Black-Scholes model.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
--------------------------------------------------------------------------------------------------------------
                                                        NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                             NUMBER OF                 UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                              SHARES       VALUE     OPTIONS AT FISCAL YEAR-END      FISCAL YEAR-END ($)(1)
                            ACQUIRED ON   REALIZED   ---------------------------   ---------------------------
NAME                         EXERCISE       ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        -----------   --------   -----------   -------------   -----------   -------------
James A. Watt.............      --           --        83,334         226,666        10,000         20,000
Don D. Box................      --           --        53,334         106,666         2,500          5,000
Robert P. Murphy..........      --           --        26,668          98,332         5,000         10,000
Steven J. Craig...........      --           --        26,668          58,332         3,125          6,250
J. Burke Asher............      --           --        25,001          54,999         2,500          5,000

---------------

(1) Computed as the number of securities multiplied by the difference between the option exercise prices and the closing price of our common stock on December 31, 1999.

PENSION PLANS

Both Remington and our wholly owned subsidiary, CKB Petroleum, have defined benefit pension plans in place. Because CKB Petroleum ceased having any employees as of September 1997, it incurs no current service costs. Key aspects of the Remington pension plan include:

- Provides retirement and other benefits to eligible employees upon reaching age 65 or 5 years of service, if later

- Non-employee directors not eligible

- Employees eligible after 6 months of service

- Retirement benefit is based upon formula that is based on a percentage of the average of the 3 highest consecutive years of salary in the 10 years prior to retirement.

The following table illustrates the annual pension for plan participants that retire at "normal retirement age" in 1999:

                               PENSION PLAN TABLE

  AVERAGE             YEARS OF SERVICE (1)(3)(4)
COMPENSATION  ------------------------------------------
   (1)(2)       15       20       25       30       35
------------  ------   ------   ------   ------   ------
    ($)        ($)      ($)      ($)      ($)      ($)
  125,000     52,896   55,944   58,983   62,041   65,090
  150,000     64,083   67,944   71,805   75,666   79,527
  160,000     68,558   72,744   76,930   81,116   85,302
  175,000     68,558   72,744   76,930   81,116   85,302
  200,000     68,558   72,744   76,930   81,116   85,302
  225,000     68,558   72,744   76,930   81,116   85,302
  250,000     68,558   72,744   76,930   81,116   85,302
  300,000     68,558   72,744   76,930   81,116   85,302
  400,000     68,558   72,744   76,930   81,116   85,302
  450,000     68,558   72,744   76,930   81,116   85,302
  500,000     68,558   72,744   76,930   81,116   85,302

---------------

(1) As of December 31, 1999, the Internal Revenue Code does not allow qualified plan compensation to exceed $160,000 or the benefit payable annually to exceed $130,000. The Internal Revenue Service will adjust these limitations for inflation in future years. When the limitations are raised, the compensation considered and the benefits payable under the pension plans will increase to the level of the new limitations or the amount otherwise payable under the pension plans, whichever amount is lower.

(2) Subject to the above limitations, compensation in this table is generally equal to all of a participant's compensation paid in a fiscal year (the total of Salary, Bonus, Other Annual Compensation, and All Other Compensation in the Summary Compensation Table). Average compensation in this table is the average of a plan participant's compensation during the highest three consecutive years out of the prior 10 years.

(3) The estimated credited service at December 31, 1999, for the executive officers shown in the Summary Compensation Table on page 9 is as follows:
    James A. Watt (3 years), Don D. Box (4 years), Robert P. Murphy (2 years), Steven J. Craig (5 years), and J. Burke Asher (3 years).

(4) The normal form of payment is a life annuity for a single participant or a 50% joint and survivor annuity for a married participant. Such benefits are not subject to a deduction for Social Security or other offset amounts.

CHANGE IN CONTROL ARRANGEMENTS

All of our full-time regular employees are covered by a severance plan that we adopted in 1997. Under this plan, if an employee is involuntarily terminated, as that term is defined in the plan, the employee will be entitled to a payment of between two months base pay and eighteen months base pay depending on the employee's job and years of experience. If an employee voluntarily quits, is terminated for cause as defined in the plan, dies, leaves due to a disability for which benefits are payable or the termination is expected to be of short duration, the employee is not eligible for payment under the plan. In addition, under certain circumstances, a change in control could cause immediate vesting and triggering of stock options and contingent restricted stock grants. If the contingent restricted stock grants were triggered by a change in control, it would result in the issuance of a maximum aggregate of 679,937 shares to directors and employees.

  Employment Agreements

We have employment agreements with James A. Watt, Robert P. Murphy, Steven J. Craig, and J. Burke Asher. The most significant terms of such agreements are summarized below:

James A. Watt

Effective March 17, 1997, through January 30, 2000:

     - Term of five years from March 17, 1997, renewable by mutual agreement

     - Starting base salary of $210,000 a year with increases at board discretion

     - Target bonus of 50% of base salary

     - Reimbursement for moving expenses

     - Stock grant of 15,000 shares, with options for an additional 100,000 shares to be vested over a five year period

     - Payment equal to his base salary and target bonus in the event he leaves the company for reasons other than for cause, or good reason after a change of control

     - If he leaves his employment for good reason, as defined in the contract, he receives either three or two times his base salary plus target bonus, depending on how soon after a change of control he leaves

New agreement effective January 31, 2000:

     - Term of three years from January 31, 2000, subject to single year extensions by mutual agreement

     - Base salary of $270,000 a year subject to discretionary increases

     - Eligible to receive discretionary performance bonus (targeted at 70% of base salary)

     - If terminated prior to a change in control, without cause, he receives his salary plus a pro rata bonus

     - He receives 2.99 times the sum of his base salary plus his target bonus if he is terminated within 24 months of a change in control, other than for death, disability or cause, or he leaves for good reason within the 24 month period

Robert P. Murphy

     - Term of three years from September 30, 1999, subject to single year extensions by mutual agreement

     - Base salary of $175,000 a year subject to discretionary increases

     - Eligible to receive discretionary performance bonus (targeted at 40% of base salary)

     - If terminated prior to a change in control, without cause, he receives his salary plus a pro rata bonus

     - He receives 2.99 times the sum of his base salary plus his target bonus if he is terminated within twelve months of a change in control, other than for death, disability or cause, or he leaves for good reason within the twelve month period

Steven J. Craig and J. Burke Asher

     - Term of two years from September 30, 1999, subject to single year extensions by mutual agreement

     - Base salary of $114,200 (Mr. Craig) and $109,200 (Mr. Asher) subject to discretionary increases

     - Eligible to receive discretionary performance bonus (targeted at 20% of base salary)

     - Severance payments similar to Robert Murphy's, except that Mr. Craig and Mr. Asher receive 2 times the sum of their respective annual salaries plus target bonus in connection with leaving employment within twelve months of a change in control

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

No executive officer serves on the compensation committee of the board.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

We believe that employing and retaining highly qualified and high performing executive officers is vital to our achievement of long-term business goals. To this end, the Compensation Committee of the board of directors (the "Committee") developed an executive compensation program which is designed to attract and retain such officers.

The philosophy is to develop a systematic, competitive executive compensation program which recognizes an executive officer's position and responsibilities, takes into account competitive compensation levels payable within the industry by similarly sized companies, and reflects both individual and company performance.

The executive compensation program developed by the Committee is composed of the following three elements: (i) a base salary, (ii) a performance-based annual cash incentive (short-term), and (iii) a stock-based incentive (long-term). Under this program, short-term and long-term incentives are "at risk" and are based on performance of the company versus defined goals.

The Committee compiles data reflecting the compensation practices of a broad range of organizations in the oil and gas industry that are similar to us in size and performance. For both the base salary and annual cash incentives portions of executive compensation discussed below, the Committee adopted a philosophy of paying the executive officers at a level that is competitive and within the ranges reflected by the data compiled.

BASE SALARIES

Base salary is the portion of an executive officer's total compensation package which is payable for performing the specific duties and assuming the specific responsibilities defining the executive's position with the company. The Committee's objective is to provide each executive officer a base salary that is competitive at the desired level.

ANNUAL CASH INCENTIVES

The Committee developed a performance-based annual cash incentive plan covering the executive officers and top managers. The objectives in designing the plan are to reward participants for accomplishing objectives which are generally measurable and increase shareholder value. Under the annual cash incentive plan, the Committee has established a "target" cash incentive award for each executive officer (including the Chief Executive Officer) that is payable based mostly upon the company's achieving certain performance targets and, to a lesser extent, for achieving highly challenging individual performance objectives. The performance targets are increasing reserves and production; controlling finding, development, and production costs; and achieving an overall return on capital; all of which are competitive with a peer group of oil and gas companies. The Committee also determined that award levels under the plan should be fiscally prudent.

LONG-TERM STOCK-BASED INCENTIVES

We maintain a stock option plan for officers and other employees. The philosophy is to award stock options to selected plan participants based on their levels within the company and upon individual merit. The plan is to grant stock options which are competitive within the industry for other individuals at the employee's level and which provide the employee a meaningful incentive to remain with the company, to increase performance, and to focus on achieving long-term increases in shareholder value. Other factors the Committee considers in granting stock options include the employee's contributions toward achieving the company's long-term objectives, such as reserve replacements and acquisitions, as well as the employee's contributions in achieving the company's short-term and long-term profitability targets.

                                            COMPENSATION COMMITTEE

                                            David E. Preng
                                            William E. Greenwood
                                            James Arthur Lyle

PERFORMANCE GRAPH

The following performance graph compares the performance of all classes of our common stock to the NASDAQ indices of United States companies and to a peer group comprised of NASDAQ companies listed under the Standard Industrial Classification Codes 1310-1319 for the company's last five fiscal years. Such industrial codes include companies engaged in the oil and gas business. The graph assumes that the value of an investment in our common stock and in each index was $100 at December 31, 1994, and that all dividends were reinvested. [Perf.graph]

---------------------------------------------------------------------------------------------------------------------------
                         12/31/1994       12/31/1995       12/31/1996       12/31/1997       12/31/1998       12/31/1999
---------------------------------------------------------------------------------------------------------------------------
 ROILA(1)                  100.00           77.68            66.07            37.50            26.18            31.83
 ROILB(1)                  100.00           80.23            84.88            48.26            29.65            36.05
 NASDAQ U.S                100.00           141.30           173.90           213.10           300.40           556.00
 NASDAQ O&G                100.00           105.10           151.90           144.70           70.30            72.10

(1) The last day of trading for ROILA and ROILB was December 24, 1998. Effective at the opening of trading on December 28, 1998, both former classes of stock were replaced by a new single class of voting common stock (ROIL). The values shown above as of December 31, 1998 and 1999, for ROILA give effect to the 1.15:1 exchange ratio that the former holders of ROILA received in the exchange for the new class of common stock, and the 1:1 exchange ratio that the former holders of ROILB received in the exchange for the new class of common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of May 8, 2000, the following persons held shares of the company's common stock in amounts totaling more than 5% of the total shares of common stock outstanding. This information was furnished to us by such persons or statements filed with the Commission.

NAME AND ADDRESS OF                                           SHARES OF COMMON STOCK    PERCENT OF
BENEFICIAL OWNER                                                BENEFICIALLY OWNED     COMMON STOCK
-------------------                                           ----------------------   ------------
J.R. Simplot................................................        5,831,028(1)           27%
  999 Main Street
  Boise, Idaho 83702(1)
Heartland Advisors, Inc.....................................        3,680,375(2)           17%
  789 North Water Street
  Milwaukee, Wisconsin 53202(2)

---------------

(1) Mr. J.R. Simplot is the trustee and beneficiary of the J.R. Simplot Self Declaration of Revocable Trust dated December 21, 1989, an inter vivos revocable trust. The Trust is the sole general partner of S-Sixteen Limited Partnership, an Idaho limited partnership. Included in shares of common stock beneficially owned by Mr. Simplot are all of the following, of which Mr. Simplot may be deemed a beneficial owner: 2,785,028 shares and 200,000 warrants owned by S-Sixteen Limited Partnership; 2,845,000 shares owned by the Trust; and 1,000 shares owned jointly by Mr. Simplot and his spouse.

     200,000 shares of common stock are issuable to S-Sixteen Limited Partnership upon the exercise of the warrants within 60 days of May 8, 2000. 100,000 warrants are exercisable at $9.00 per share for a period of 36 months from December 28, 1998; and 100,000 warrants are exercisable at $11.00 per share for a period of 60 months from December 28, 1998.

(2) The most recent Schedule 13G filed by Heartland Advisors, Inc. indicates that it has sole dispositive power over all 3,680,375 shares and sole voting power over 2,726,575 of the shares.

OWNERSHIP OF MANAGEMENT

The number of shares of the company's common stock beneficially owned as of May 8, 2000, by directors of the company, each officer listed in the compensation table on page 9, and as a group comprising all directors and executive officers, are set forth in the following table. This information was furnished to the company by such persons.

                                                     SHARES OF          OPTIONS
                                                    COMMON STOCK      EXERCISABLE                  PERCENT OF
                                                    BENEFICIALLY   WITHIN 60 DAYS OF                 COMMON
                                                       OWNED          MAY 8, 2000        TOTAL       STOCK
                                                    ------------   -----------------   ---------   ----------
J. Burke Asher....................................      3,001            30,001           33,002     *
Don D. Box........................................     57,207            60,001          117,208     *
Steven J. Craig...................................     10,365            31,668           42,033     *
John E. Goble, Jr. ...............................     10,532            75,000           94,990     *
William E. Greenwood..............................      4,686            75,000           79,686     *
David H. Hawk.....................................      2,030            78,334           80,364     *
James Arthur Lyle.................................     19,496            75,000           94,496     *
Robert P. Murphy..................................      7,650            40,002           47,652     *
David E. Preng....................................     39,452            78,334          117,786     *
Thomas W. Rollins.................................     24,304            75,000           99,304     *
Alan C. Shapiro...................................     29,781            75,000          104,781     *
James A. Watt.....................................     44,811           120,001          164,812     *
All directors and executive officers as a group
  (13 persons)....................................    256,757           836,508        1,093,265      4.9%

---------------

* Less than one percent of the outstanding shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

A resolution adopted in 1992 by our board of directors authorizes us to enter into a transaction with an affiliate of ours so long as the board of directors determines that such a transaction is fair and reasonable to us and is on terms no less favorable to us than can be obtained from an unaffiliated party in an arms' length transaction.

In the merger with S-Sixteen Holding Company we acquired a receivable in the estimated fair value amount of $210,000 from the Estate of Cloyce K. Box. In April 2000, we collected $240,000 from the Estate in settlement of this item. Don D. Box is co-executor of the Estate.

A long-term receivable in the aggregate amount of $320,000 acquired in the merger reflects CKB Petroleum's claims under Collateral Assignment Split Dollar Insurance Agreements among CKB Petroleum and Don D. Box and two of his brothers.

AUDIT COMMITTEE CHARTER

PURPOSE

The audit committee is a committee of the Board of Directors. The committee's primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, and the audit process. In doing so, it is the responsibility of the audit committee to provide an open avenue of communication among the Board of Directors, management, and the independent accountants. It is also the responsibility of the audit committee to establish a clear understanding with the independent accountants that the independent accountants are ultimately accountable to the board of directors and the audit committee as representatives of shareholders, and that these shareholder representatives have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed for shareholder approval in any proxy statement).

ORGANIZATION

- The audit committee shall be appointed by the Board of Directors.

- The audit committee shall be composed of at least three, but not more than five, independent directors.

- Only independent directors may be members of the audit committee. An independent director is a director who:

      (1) is not and has not been employed in an executive capacity of the company for at least five years prior to election to the audit committee;

      (2) is not a significant advisor or consultant to the company, nor affiliated with any firm that is;

      (3) is not affiliated with a significant customer or supplier of the company;

      (4) does not have a personal services contract with the company;

      (5) is not affiliated with a tax-exempt entity that receives significant contributions from the company;

      (6) is not a spouse, parent, sibling, child, or in-law of any person described in (1) through (5) or of any member of management; and

      (7) does not receive any material compensation from the company other than compensation for board services, benefits under tax qualified retirement plans, or benefits under compensation plans that have been approved by the stockholders.

- At least one member of the committee shall have a background in financial reporting, accounting, auditing, or finance, and all other members of the committee shall be financially literate.

- The Board shall appoint one of the members of the audit committee as Chairperson. It is the responsibility of the Chairperson to schedule all meetings of the committee and provide the committee with a written agenda for all meetings.

In meeting its responsibilities, the committee shall:

GENERAL

- Have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall have unrestricted access to members of management and all information relevant to its responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

- Meet at least two times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

- Report committee actions to the Board of Directors with such recommendations as the committee may deem appropriate.

- Review on an annual basis and, as required, update the committee's charter.

- Perform such other functions assigned by law, the company's charter or bylaws, or the Board of Directors.

- Meet with the independent accountants and management in executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee. The sessions may be separate or joint.

INTERNAL CONTROLS AND RISK ASSESSMENT

- Review and evaluate the effectiveness of the company's process for assessing significant risks or exposures and the steps management has taken to minimize such risks to the company.

- Consider and review with management and the independent accountants:

      (1) The effectiveness of or weaknesses in the company's internal controls including computerized information system controls and security, the overall control environment and accounting and financial controls,

      (2) Any related significant findings and recommendations of the independent accountants together with management's responses thereto, including the timetable for implementation of recommendations to correct weaknesses in internal controls.

- Review with the independent accountants the coordination of audit effort to assure completeness of coverage of key business controls and risk areas, reduction of redundant efforts, and the effective use of audit resources.

- Discuss with management and the company's independent public accountants the status and adequacy of management information systems and other information technology, including the significant risks related thereto and major controls over such activities.

FINANCIAL REPORTING

- Review filings with the SEC and other agencies and other published documents containing the company's financial statements, including annual and interim reports, press releases and statutory filings, and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

- Review with management and the independent accountants at the completion of the annual examination:

      - The company's annual financial statements and related footnotes.

      - The independent accountants' audit of the financial statements and their report thereon.

      - Any significant changes required in the independent accountants' audit plan.

      - Any serious difficulties or disputes with management encountered during the course of the audit.

      - The existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves.

      - Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

      - Review and approve the company's accounting principles.

- Assess internal processes for determining and managing key financial statement risk areas.

EXTERNAL AUDITOR

- Recommend to the Board of Directors the independent accountants to be nominated and review and approve the discharge of the independent accountants.

- Review the scope and approach of the annual audit with the independent accountants.

- Assess the external auditors' process for identifying and responding to key audit and internal control risks.

- Review the external auditors' identification of issues and business and financial risks and exposures.

- Confirm and assure the independence of the independent accountants, including a review of the nature of all services and related fees provided by the independent accountants.

- Obtain from the independent auditors a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard 1.

- Instruct the independent accountants to report directly to the audit committee any serious difficulties or disputes with management. Insure that the outside auditors discuss with the audit committee the auditor's judgment concerning the quality, not just the acceptability, of the company's accounting principles as applied in its financial reporting. The outside auditors should be encouraged to comment frankly on the company's financial reporting including such issues as clarity of disclosures, degree of aggressiveness or conservatism, and underlying estimates and other decisions made by management in preparing the financial disclosure reviewed by the outside auditors.

- Instruct management to provide the committee with drafts of the interim financial statements as soon as practicable prior to the filing with the SEC. Instruct management to provide the committee with drafts of press releases announcing financial results at least one day prior to the release to the public.

- For interim periods, prior to the filing of the quarterly financial reports with the SEC, the chairman of the committee should be contacted by the independent accountants. The chairman should inquire as to whether any of the matters described in SAS no. 61 Communication with Audit Committees, as they relate to interim financial information have been identified. If any such matters have been identified, the chairman of the committee should review them with the independent accountants and determine whether a meeting of the full committee is required. If, in the judgment of the chairman, a meeting of the full committee is not required, the chairman will communicate the matters at issue to the other members of the committee. The chairman or the committee will also discuss the matters at issue with management.

COMPLIANCE WITH LAWS AND REGULATIONS

- Ascertain whether the company has an effective process for determining risks and exposures from asserted and unasserted litigation and claims and from noncompliance with laws and regulations.

- Review with the company's general counsel and others any legal, tax, or regulatory matters that may have a material impact on company operations and the financial statements, related company compliance policies, and programs and reports received from regulators.

COMPLIANCE WITH CODES OF ETHICAL CONDUCT

- Review and assess the company's processes for administering a code of ethical conduct.

- Review the company's monitoring of compliance with the company's code of conduct, including compliance with the Foreign Corrupt Practices Act.

- Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountants.

                        PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!

                        ANNUAL MEETING OF STOCKHOLDERS
                       REMINGTON OIL AND GAS CORPORATION

                                 JUNE 16, 2000



              o PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED o


------------------------------------------------------------------------------------------------------------------------------------
    PLEASE MARK YOUR
    VOTES AS INDICATED
[X] IN THIS EXAMPLE.


                  FOR        WITHHELD
1. Election of                                NOMINEES: Don D. Box, John E.     2. Ratification of Arthur       FOR AGAINST ABSTAIN
   Directors.     [ ]          [ ]                      Goble, Jr., William E.     Andersen LLP as the
                                                        Greenwood, David H.        Company's independent         [ ]   [ ]     [ ]
For, except vote withheld from the following            Hawk, James Arthur         accountants for fiscal
Nominee(s).                                             Lyle, David E. Preng,      year ending December 31,
                                                        Thomas W. Rollins,         2000.
--------------------------------------------            Alan C. Shapiro and
                                                        James A. Watt           3. In their discretion, the proxies are authorized
--------------------------------------------                                       to vote upon such other business as may properly
                                                                                   come before the meeting.
--------------------------------------------









Signature(s)                                                                                     Date:                       2000
            ------------------------------------------------- ----------------------------------        -------------------,
NOTE:  Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

                       REMINGTON OIL AND GAS CORPORATION
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints Steven J. Craig and J. Burke Asher, or either of them, proxies with the full power of substitution, to vote as set forth herein all shares of common stock of Remington Oil and Gas Corporation (the "Company") held of record by the undersigned as of May 15, 2000, at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held on June 16, 2000 at 9:00 a.m. central daylight time, and any adjournments or postponements thereof, hereby revoking any proxies heretofore given.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, "FOR" THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000, AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURMENT OF POSTPONEMENT THEREOF.

         You are encouraged to specify your choices by marking the appropriate box. SEE REVERSE SIDE, but you need not mark any box if you wish to vote in accordance with the Board of Directors recommendations. The Proxies cannot vote your shares unless you sign and return this card.

                       (TO BE SIGNED ON THE REVERSE SIDE)